Other assets (Tables)	6 Months Ended
Jun. 30, 2022
Other Assets [Abstract]
Schedule of other assets
Other assets consisted of the following as of June 30, 2022 and December 31, 2021:

	June 30, 2022	December 31, 2021
Notes receivable, net of allowance for credit losses (a) (b)	$566,794	$616,883
Straight-line rents, prepaid expenses and other	605,833	452,259
Loans receivable, net of allowance for credit losses (c)	375,115	403,378
Lease incentives	146,294	158,417
Derivative assets (Note 13)	96,299	16,909
Operating lease right of use assets, net	83,139	95,814
Inventory	53,441	48,584
Other tangible fixed assets	43,908	25,418
Investments	32,754	45,254
Debt issuance costs	30,751	30,065
Other receivables, net (d)	343,807	455,036
	$2,378,135	$2,348,017

(a)Notes receivable as of June 30, 2022 and December 31, 2021 included $538 million and $587 million, respectively, related to agreements we have executed with customers to reschedule certain lease payments under our leases that are due at the reporting dates. Notes receivable as of June 30, 2022 and December 31, 2021 also included $28 million and $30 million, respectively, related to aircraft sale and other transactions.
(b)As of June 30, 2022 and December 31, 2021, we had $56 million and $41 million, respectively, allowance for credit losses on notes receivable. Refer to Note 21—Allowance for credit losses for further details.
(c)As of June 30, 2022 and December 31, 2021, we had a $3 million and $5 million, respectively, allowance for credit losses on loans receivable. Refer to Note 21—Allowance for credit losses for further details. During the six months ended June 30, 2022 and 2021, we recognized interest income from loans receivable, net of allowance for credit losses of $13 million and nil, respectively, included in other income.
(d)Other receivables as of December 31, 2021 included a $66 million receivable from GE. Refer to Note 24—Related party transactions for further details.